Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
Schedule of supplemental information relating to the condensed consolidated statements of cash flows

	Year Ended December 31,
(In thousands)	2012	2011	2010
Cash paid for or (received from):
Interest expense	$235,419	$252,284	$268,693
Interest and dividend income	(5,339)	(4,888)	(5,331)
Income taxes, net of refunds	8,839	11,677	13,353